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                                                                   EXHIBIT 10.16

                  FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

This First Amendment to Term Loan Credit Agreement ("Amendment"), dated February 18, 1997, is by and between NEWBEVCO, INC., a Delaware corporation ("Borrower"), and BARNETT BANK, N.A. successor by merger to BARNETT BANK OF BROWARD COUNTY, N.A., a national banking association ("Bank").

                                    WITNESETH

WHEREAS, Bank and Borrower have previously executed and entered into that certain Term Loan Credit Agreement dated February 29, 1996 ("Original Credit Agreement") and certain other loan documents in connection therewith including that term note also dated February 29, 1996 in the original principal amount of $16,600,000.00;

WHEREAS, pursuant to the Original Credit Agreement, Bank had previously extended a term loan to Borrower of Sixteen Million Six Hundred Thousand and 00/100 Dollars ($16,600,000.00) ("Term Loan");

WHEREAS, on April 24, 1996, Bank and Borrower modified the terms of the Original Credit Agreement in that letter agreement ("Letter Agreement");

WHEREAS, Borrower has requested that the Term Loan be further modified and Bank is willing to do so upon the terms and conditions set forth in this Agreement (the Original Credit Agreement as modified by the Letter Agreement and this Amendment are collectively referred to as the "Credit Agreement"); and

WHEREAS, in connection with this modification, Borrower has executed a new Term Note dated of even date herewith in the original principal amount of Sixteen Million Six Hundred Thousand and 00/100 Dollars ($16,600,000.00) ("Note").

NOW, THEREFORE, in consideration of the mutual covenants, the parties agree, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, as follows:

1. Incorporation and Recitals. The above recitals are true and correct and are incorporated herein by reference as though set forth in full.

2. Definitions. All capitalized terms used herein shall, except as modified herein, have meanings ascribed to them in the Credit Agreement.

3.  Amendments to Credit Agreement.

    (a) Section 1.1 of the Credit Agreement is amended to revise the definition of loan Documents to read as follows: "Loan Documents" mean the Credit Agreement, the Note, the Guaranties, the Documentary Stamp and Intangible Tax Indemnification Agreement, the Reaffirmations of Guaranty of the Guaranties, the Letter Agreement and this Amendment.





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     (b) Section 2.1 (a) is hereby deleted and the following is substituted in its place: Prior to November 1, 1998 (the "Termination Date"), subject to the terms and conditions of this Agreement and so long as there exists no Event of Default or circumstance which with the giving of notice or passage of time would become an Event of Default, the Bank shall upon the request of the Borrower make advances under the Term Loan, in accordance with the provisions hereof. Notwithstanding anything contained herein, no advance under the Term Loan shall be made which, when aggregated with all other advances under the Term Loan, the amounts of any letters of credit issued and outstanding pursuant to the Revolving Credit and any principal amounts outstanding under the Revolving Credit (which amounts shall include all unreimbursed amounts paid by the Bank and amounts of drafts accepted by the Bank under letters of credit), would exceed the sum of (i) eighty-five percent (85%) of Eligible Receivables plus
(ii) seventy-five percent (75%) of Eligible Inventory ("Inventory Calculation") (collectively "Borrowing Base"). Further, notwithstanding anything to the contrary contained herein, the total amount of advances under the Term Loan and the Revolving Credit which are based on the Inventory Calculation shall not exceed $15,000,000.00

    (c) Section 2.4 is hereby deleted and the following is substituted in its place:

Note. The Term Loan shall be evidenced by a promissory note of the Borrower, payable to order of the Bank in substantially the form of Exhibit "A" hereto, in an aggregate principal amount equivalent to $16,600,000.00, and dated the date of this Amendment (as may be amended, renewed, increased, restated, replaced or otherwise modified from time to time, the "Term Note").

    (d) Section 2.6 (a) is hereby deleted and the following is substituted in its place:

Principal under the Term Loan shall be due and payable, based on a five year amortization schedule, in the amount of $830,000.00 on February 1, 1998 and continuing quarterly thereafter until the Termination Date. Interest shall be payable monthly in arrears beginning on February 1, 1997, and continuing on the like day of each month thereafter, as long as any principal amount remains outstanding under the Term Loan. On the Termination Date the outstanding balance of the Term Note plus any and all accrued and unpaid interest shall be due and payable.

4. Representations and Warranties. To induce Bank to enter into this Amendment and to perform the transactions described herein, Borrower hereby makes the representations and warranties to Bank contained in the Credit Agreement on and as of the date of this Amendment.

5. Reliance Upon, Survival of and Materially of Representations and Warranties, Agreements, and Covenants. All representations and warranties, agreements, and covenants made by Borrower herein are material and shall be deemed to have been relied upon by Bank, notwithstanding any investigation heretofore or hereafter made by Bank, shall survive the execution and delivery of this Amendment, and shall continue in full force and effect so long as any indebtedness subject to the Credit Agreement is owed to Bank. All statements contained in a certificate or other writing delivered to Bank at any time by or on behalf of Borrower pursuant hereto shall constitute representations and warranties by Borrower hereunder.





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6.  Required Documents.  On or prior to the date of the execution of this
Amendment, Bank shall have received from Borrower the following:

    (a) Reaffirmations of Continuing and Unconditional Guaranties by each Restricted Subsidiary ("Reaffirmations"); and

    (b) Evidence satisfactory to Bank that the Term Note incorporating the modifications described herein has been executed out of the State of Florida, or evidence that all documentary stamps required to be paid in connection with its execution in the State of Florida have been paid.

7. Incorporation by Reference. Except as modified herein, the terms and conditions of the Credit Agreement are hereby incorporated by reference and remain in full force and effect, enforceable in accordance with the terms hereof.

8. WAIVER OF JURY TRIAL. BORROWER AND BANK HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THIS AMENDMENT AND IN CONJUNCTION THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY HERETO, THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK ENTERING INTO THIS AMENDMENT.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written:

Witnesses:                                   BORROWER:

                                              NEWBEVCO, INC.,
                                              a Delaware corporation      (SEAL)

------------------------------                By:
                                                  -----------------------------

------------------------------                Name:
                                                    ---------------------------
                                              Title:
                                                    ---------------------------








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                                              BANK:

                                              BARNETT BANK, N.A. SUCCESSOR BY
                                              MERGER TO BARNETT BANK OF
                                              BROWARD COUNTY., N.A., a national
                                              banking association

---------------------------
                                              By:
                                                --------------------------------
---------------------------                     Name:
                                                      --------------------------
                                                Title:
                                                      --------------------------

STATE OF  _________________________)
                                : ss.
COUNTY OF _________________________)

The foregoing instrument was acknowledged before me this _____ of ____________________, 1997 by___________________________________________of
NewBevco, Inc., a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced _____________________________ as identification.

                                               ---------------------------------
                                               Notary Public
                                               Name of Notary Printed:

                                               ---------------------------------
                                                                   (NOTARY SEAL)
My commission expires:
My commission number is:

STATE OF  _________________________)
                                : ss.
COUNTY OF _________________________)

The foregoing instrument was acknowledged before me this _____ day of ______________________, 1997 by ________________________________ of Barnett
Bank, N.A., a national banking association, on behalf of the association. He is personally known to me or has produced _________________________________ as identification.

                                               ---------------------------------
                                               Notary Public
                                               Name of Notary Printed:

                                               ---------------------------------
                                                                   (NOTARY SEAL)

My commission expires:
My commission number is:








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